ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made and entered into as of April 8, 2013 by  and  among  IGX  GLOBAL  INC.,  a  New  Jersey  corporation  (“IGX  NJ”),  THOMAS  DUFFY,

(“Duffy”), IGXGLOBAL CORP., a Delaware corporation (“IGX DE”),  IGAMBIT INC., a Delaware corporation (“iGambit”), and ROETZEL & ANDRESS, a legal professional association (the “Escrow

Agent”).   Capitalized  terms  used  in  this  Agreement  and  not  otherwise  defined  in  this  Agreement shall have the meanings for such terms set forth in the Rescission Agreement (as defined below).

W I T N E S S E T H:

WHEREAS,  IGX  NJ,  Duffy,  IGX DE  and  iGambit  are  parties  to  a  certain  Asset  and  Stock

Purchase  Agreement  dated  as  of  December  28,  2012  (as  amended  and  in  effect,  the  “Purchase

Agreement”) pursuant to which (a) IGX DE purchased from IGX NJ substantially all of the assets of

IGX NJ (the assets so purchased being the “IGX NJ Assets”) and (b) IGX DE purchased from Duffy the  entire  issued  share  capital  of  IGXGlobal  UK Limited  (“IGX UK”),  being 1  ordinary share  of

£1.00 (the “IGX UK Shares”); and

WHEREAS,  IGX  NJ,  Duffy,  IGX  DE  and  iGambit  are  parties  to  that  certain  Rescission

Agreement  dated  as  of  April  8,  2013  (as  amended  and  in  effect,  the  “Rescission  Agreement”),

pursuant  to  which  the  Purchase  Agreement,  and  all  other  documents,  instruments,  securities  and other certificates executed or delivered in connection with the transactions described by the Purchase

Agreement shall be canceled, rescinded and rendered null and void, ab initio (the “Rescission”); and

WHEREAS, the Rescission Agreement requires that $200,000 of the Initial iGambit Payment be deposited into an escrow account with Escrow Agent (the “Escrow Funds”) to be released upon the terms and conditions set forth herein;

WHEREAS, the Rescission Agreement further requires that the applicable parties execute (i)

the  Rescission  Bill  of  Sale,  (ii)  the  Rescission  Assignment-Assumption  Agreement,  (iii)  the

Rescission Assignment-Assumption of Lease, (iv) the Mayo Assignment-Assumption Agreement

and (v) the IGX UK Share Transfer Documents (collectively, the “Escrow Documents”) and deposit them with the Escrow Agent to be released upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the covenants and agreements contained herein, the

Rescission Agreement and the Rescission contemplated by the Rescission Agreement, the parties hereto promise and agree as follows:

1.

Escrow.

(a)

On the date hereof, the applicable parties hereto shall deliver to the Escrow Agent the

Escrow Documents to be held in escrow pursuant to this Agreement.

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(b)

On or before April 2, 2013, IGX NJ and/or Duffy shall deposit the Escrow Funds with

Escrow Agent to be held in escrow pursuant to this Agreement.  The parties hereto agree that, for tax reporting purposes, if applicable, all interest or other income earned on or from the Escrow Funds

(the  “Income”)  shall  be  allocated  by  Escrow  Agent  to  iGambit.   iGambit  shall  simultaneously

herewith  provide  to  the  Escrow  Agent  a  certified  tax  identification  number  on  Form W-9.   Such

Income shall be held by the Escrow Agent as Escrow Funds hereunder until released pursuant to the terms of this Agreement applicable to the release of Escrow Funds (including Section 2).  All Income earned  under  this  Agreement  shall  be  allocated  and  paid  as  provided  herein  and  reported  by  the recipient to the Internal Revenue Service as having been so allocated and paid.

2.

Release of Escrow Documents.

(a)

The Escrow Funds (including any Income) and Escrow Documents are to be released upon either clause (i) or (ii) below occurring (each of the events set forth in clause (i) and (ii) below being a “Release Event”):

(i)

iGambit shall be entitled to receive the Escrow Funds (including any Income),

and IGX NJ shall be entitled to receive the Escrow Documents upon all of the following conditions to Rescission being met:

(A)

IGX  NJ  and/or  Duffy  shall  have  secured  adequate  financing  in  an aggregate amount equal or exceeding the sum of:  (1) the Initial iGambit Payment;

(2)  the  amount  necessary  to  fully  repay  the  indebtedness  (the  “Keltic  Debt”)  of

iGambit and IGX DE to Keltic Financial Partners II, LP (“Keltic”) under the Loan and Security Agreement dated December 31, 2012 by and between Keltic Financial

Services  II  LLP  and  IGXGLOBAL  Corp.  (collectively  with  all  other  documents,

instruments, securities and other certificates executed or delivered in connection with the Keltic Debt, the “Keltic Debt Documents”); (3) any outstanding audit fees due and owing from iGambit to Fiondella, Milone & LaSaracina LLP relating to IGX NJ,

which  the  Parties  hereby acknowledge  to  be $75,000.00;  (4) up to $95,000 of fees due and owing from iGambit to Frontrunner; and (5) up to $10,500 of fees due and owing from iGambit to MK Appraisal Group for appraisal services; and

(B)

A payoff letter in a form reasonably acceptable to IGX NJ and Duffy pursuant to which (x) Keltic provides amount to repay, in full, the Keltic Debt (and per  diem),  and  (y)  upon  such  repayment,  (1)  all  of  IGX  NJ,  Duffy,  IGX  DE  and

iGambit shall be released from any obligations under the Keltic Debt Documents, (2)

all Keltic Debt Documents shall be terminated and no force or effect and (3) any and all  liens,  encumbrances  and  security  interests  held  by  Keltic  against  any  IGX  NJ

Assets or IGX UK Shares shall be terminated and released, and all of IGX NJ, Duffy,

IGX  DE  and  iGambit  shall  be  authorized  to  file  such  necessary UCC  termination statements to effect the same; or

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(ii)

iGambit shall be entitled to receive the Escrow Documents, and IGX NJ and

Duffy  shall  be  entitled  to  receive  the  Escrow  Funds  (including  any Income)  upon  the  Rescission

Agreement being terminated pursuant to the terms thereof prior to the Rescission.

(b)

The Escrow Agent shall release the Escrow Funds (including any Income) and Escrow

Documents to the applicable parties hereto as follows:

(i)

in accordance with the joint written instructions of iGambit and Duffy; or

(ii)

subject to the below provisions of this Section 2(b)(ii) and to Section 4 below,

pursuant to written instructions from Duffy to the Escrow Agent (the “Duffy Instructions”), which

Duffy Instructions  shall  set  forth  the  applicable  Release  Event  and  be  consistent  with  the  release entitlements associated with such Release Event pursuant to Section 2(a) above.  The Escrow Agent in turn shall give notice to iGambit of receipt of the Duffy Instructions (together with a copy of the

Duffy  Instructions)  within  two  (2)  business  days  after  receipt  of  the  Duffy  Instructions;  and  the

Escrow Agent shall release the Escrow Funds and Escrow Documents as instructed by Duffy in the

Duffy Instructions no earlier than three (3) business days after the date that the Escrow Agent gives such notice to iGambit, and only if the Escrow Agent shall not have received a written notice from

iGambit prior to such third (3rd) business day that iGambit disputes Duffy’s claim as to appropriate release of Escrow Funds and Escrow Documents.  If, however, the Escrow Agent shall have received a written notice from iGambit prior to such third (3rd) business day that iGambit disputes Duffy’s claim  as  to  appropriate  release  of  Escrow  Funds  and  Escrow  Documents,  then  the  Escrow Agent shall not release any Escrow Funds or Escrow Documents except in accordance with joint written instructions of iGambit and Duffy or with Section 4 below; or

(iii)      subject  to  the  below  provisions  of  this  Section  2(b)(iii)  and  to  Section 4

below,   pursuant   to   written   instructions   from   iGambit   to   the  Escrow   Agent   (the   “iGambit

Instructions”),  which  iGambit  Instructions  shall  set  forth  the  applicable  Release  Event  and  be consistent with the release entitlements associated with such Release Event pursuant to Section 2(a)

above.  The Escrow Agent in turn shall give notice to Duffy of receipt of the iGambit Instructions

(together with a copy of the iGambit Instructions) within two (2) business days after receipt of the

iGambit Instructions; and the Escrow Agent shall release the Escrow Funds and Escrow Documents as instructed by iGambit in the iGambit Instructions no earlier than three (3) business days after the date that the Escrow Agent gives such notice to Duffy, and only if the Escrow Agent shall not have received  a  written  notice  from  Duffy  prior  to  such  third  (3rd)  business  day  that  Duffy  disputes

iGambit’s claim as to appropriate release of Escrow Funds and Escrow Documents.  If, however, the

Escrow Agent shall have received a written notice from Duffy prior to such third (3rd) business day that  Duffy  disputes  iGambit’s  claim  as  to  appropriate  release  of  Escrow  Funds  and  Escrow

Documents, then the Escrow Agent shall not release any Escrow Funds or Escrow Documents except in accordance with joint written instructions of iGambit and Duffy or with Section 4 below.

3.

Termination  of Agreement.   This Agreement shall terminate upon release of the Escrow

Documents and Escrow Funds in the manner described herein.

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4.

Disputes.   If  there  is  any  dispute  among  any  parties  as  to  the  disposition  of  the  Escrow

Documents and/or Escrow Funds, the Escrow Agent shall continue to hold the Escrow Documents and  Escrow  Funds  subject  to  the  order  of  a  court  of  competent  jurisdiction  as  to  the  disposition

thereof.   Notwithstanding  the  foregoing,  at  the  option  of  the  Escrow  Agent,  at  any time  after  the

Escrow Agent becomes aware of any dispute between any parties as to the disposition of the Escrow

Documents and/or Escrow Funds, the Escrow Agent may deposit the Escrow Documents and Escrow

Funds with the clerk of a court of competent jurisdiction and commence an action in the nature of an interpleader  for  a  determination  of  the  respective  rights  of  the  parties  hereto  in  the  Escrow

Documents and Escrow Funds, and, in any such case, recover the Escrow Agent’s costs and expenses incurred in its role as the escrow agent hereunder, including reasonable attorney’s fees.  In the event that  any  court  of  competent  jurisdiction  shall  render  any  judgment  or  enter  any  order  as  to  the disposition of the Escrow Documents and/or Escrow Funds, then the Escrow Agent shall release the

Escrow Documents and Escrow Funds in accordance with such judgment or order.

5.

Duties.  The sole duty of Escrow Agent shall be to act in accordance with the terms of this

Agreement.  Escrow Agent may act in reliance upon any instruments or other writings or signatures believed  by it  in  good  faith to be genuine and may assume that  any person or entity purporting to give any writing, notice, advice or instruction in connection with the provisions herein has been duly

authorized to do so.   Escrow Agent shall  have no responsibility for the contents of any writing or other  instrument  delivered  to  it  hereunder  and  may  rely  without  any  liability  upon  the  contents thereof and assume the truth thereof.  Escrow Agent may consult with counsel selected by it in its sole discretion and may rely fully and without liability of any kind upon any opinion of such counsel in respect of any action taken or permitted by Escrow Agent hereunder in good faith and in reliance upon such opinion.  Escrow Agent shall not be liable for any mistake of fact or error of judgment or for any acts or omissions of any kind unless caused by its gross negligence, recklessness or willful misconduct.  Each of IGX NJ, Duffy, IGX DE and iGambit, jointly and severally, shall indemnify and  hold  the  Escrow  Agent  harmless  from  and  against  any  and  all  losses,  damages,  costs  and expenses that may be incurred by the Escrow Agent in its role as escrow agent hereunder by reason

of  its  compliance  in  good  faith  with  the  terms  of this  Agreement.   All  risk of loss  of  value  in  the

Escrow Documents and Escrow Funds shall be borne equally by the parties other than the Escrow

Agent.

6.

Conflicts.

(a)

Notwithstanding that the Escrow Agent is the attorney for IGX DE and iGambit in the transaction to which the escrow arrangement under this Agreement relates or otherwise, the Escrow

Agent is not acting in its role as escrow agent under this Agreement as the attorney or agent of any party; rather, the Escrow Agent is acting in such role in an independent capacity.  Notwithstanding anything else, solely in connection with its role as escrow agent under this Agreement, the Escrow

Agent  at  all  times  shall  act  reasonably and  in  good  faith  (subject  to  Section  5  above) to  fulfill  its duties  and  obligations  under this  Agreement  and  to  comply with all  applicable laws  pertaining to escrow agents.

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(b)

Each of IGX DE and iGambit expressly consents and agrees that the Escrow Agent’s legal  representation  of  IGX  DE  and  iGambit  shall  be  limited  to  those  circumstances  where  the

Escrow Agent is not obligated to take any action that is inconsistent with or in contravention of the

Escrow Agent’s duties under this Agreement.  Each of IGX DE and iGambit acknowledges that the foregoing limitation is voluntarily given after consultation with the Escrow Agent in its role as the attorney  to  IGX  DE  and  iGambit  and  not  in  its  role  as  escrow  agent  hereunder  regarding  the consequences of such limitation.  Further, each of IGX DE and iGambit acknowledges that it has had reasonable  opportunity  to  consult  with  an  attorney  of  its  choice  (i.e.,  an  attorney  other  than  the

Escrow  Agent  in  its  role  as  the  attorney  to  IGX  DE  and  iGambit  hereunder)  regarding  the consequences of such limitation.

(c)

Each  of  Duffy  and  IGX  NJ  consents  and  agrees,  after  having  the  opportunity  to consult  with  legal  counsel  of  its/his  choosing,  that,  subject  at  all  times  to  the  Escrow  Agent’s compliance with this Agreement (including, without limitation, Sections 5 and 6(a) above) and all applicable laws pertaining to escrow agents, the Escrow Agent may continue to represent and act as legal counsel to IGX DE and iGambit notwithstanding the Escrow Agent’s status as escrow agent

under  this  Agreement.   Further,  subject  at  all  times  to  the  Escrow  Agent’s  compliance  with  this

Agreement  (including,  without  limitation,  Sections  5  and  6(a)  above)  and  all  applicable  laws pertaining to escrow agents, each of IGX NJ and Duffy waives any conflicts of interest that may arise from the Escrow Agent’s concurrent roles as the escrow agent under this Agreement and the attorney for IGX DE and iGambit (including without limitation in connection with the Escrow Agent’s legal representation of IGX DE and/or iGambit in any dispute or litigation under this Agreement or the

Rescission Agreement (including any interpleader action that may be brought with regard to any of the Escrow Documents or Escrow Funds)).

7.

Notices.  All notices, demands or other communications to be given or delivered under or by reason  of  the  provisions  of  this  Agreement  shall  be  in  writing  and  shall  be  deemed  to  have  been given (a) when delivered personally to the recipient, (b) when sent to the recipient by facsimile or electronic mail (receipt electronically confirmed by sender’s facsimile machine or electronic mail service) if during normal business hours of the recipient, otherwise on the next business day, or (c)

one (1) business day after the date when sent to the recipient by reputable express courier/delivery service  (charges  prepaid),  or  by  certified  or  registered  mail,  return  receipt  requested  and  postage

prepaid.    Such  notices,  demands  and  other  communications  shall  be  sent  to  the  parties  at  the respective addresses indicated below or to such other address as any party hereto may, from time to time, designate in writing delivered pursuant to the terms of this Section 7:

If to IGX NJ or Duffy:

With a copy to:

Thomas Duffy

Updike, Kelly & Spellacy, P.C.

18 Jodi Drive

100 Pearl Street

Wallingford, CT 06492

Hartford, CT 06103

Attn:  Gregg J. Lallier

Fax:  (860) 548-2680

Email:  glallier@uks.com

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If to IGX DE or iGambit:

With a copy to:

iGambit Inc.

Roetzel & Andress

1050 W. Jericho Tpke, Suite A

350  East Las Olas Boulevard

Smithtown, NY 11787

Las Olas Centre II, Suite 1150

Attn:  Elisa Luqman, Esquire

Fort Lauderdale, FL 33303-0310

Fax:  (631) 670-6780

Attn:  Joel Meyersohn

Email:  elisa@igambit.com

Email:  JMayersohn@ralaw.com

If to Escrow Agent:

Roetzel & Andress

350  East Las Olas Boulevard

Las Olas Centre II, Suite 1150

Fort Lauderdale, FL 33303-0310

Attn:  Joel Meyersohn

Email:  JMayersohn@ralaw.com

8.

This Agreement may not be altered or amended in any manner without the written agreement

of all  parties  hereto.   However,  iGambit  and  Duffy may by mutual  written  agreement  remove the then acting Escrow Agent  by joint  written notice to the then acting Escrow Agent (the “Removal

Notice”) identifying the successor escrow agent hereunder; and Escrow Agent, at its option, may, at any time after that date which is one (1) month after the date of this Agreement, voluntarily withdraw as the escrow agent hereunder by written notice to the parties (the “Withdrawal Notice”) given ten

(10) business days prior to the effective withdrawal date indicated therein (the “Withdrawal Date”).

(a)

Within three (3) business days after its receipt of any Removal Notice, the then acting

Escrow Agent shall deliver the Escrow Documents and Escrow Funds, as such are then constituted,

to the successor escrow agent indicated in the Removal Notice, and upon delivery of such Escrow

Documents and Escrow Funds to such successor escrow agent, the then acting Escrow Agent shall be, and hereby is, released of all further obligations hereunder.

(b)

On or before that date which is three (3) business days before the Withdrawal Date,

iGambit and Duffy shall by joint written notice to withdrawing Escrow Agent identify the successor escrow agent hereunder; and upon the Withdrawal Date the withdrawing Escrow Agent shall deliver the  Escrow  Documents  and  Escrow  Funds,  as  such  are  then  constituted,  to  the  successor  escrow agent  indicated  in  such  joint  written  notice  from  iGambit  and  Duffy,  and  upon  delivery  of  such

Escrow  Documents  and  Escrow  Funds  to  such  successor  escrow  agent,  the  withdrawing  Escrow

Agent  shall  be,  and  hereby is,  released  of  all  further  obligations  hereunder.   Notwithstanding  the

foregoing, if iGambit and Duffy fail to deliver joint instructions to the withdrawing Escrow Agent on or before that date which is three (3) business days before the Withdrawal Date, then Escrow Agent,

at its option, at any time thereafter, may deposit the Escrow Documents and Escrow Funds with the clerk of a court of competent jurisdiction and commence an action in the nature of an interpleader for a determination of the respective rights of the parties hereto in the Escrow Documents and Escrow

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Funds, and, in any such case, recover the Escrow Agent’s costs and expenses, including reasonable attorney’s fees, incurred in its role as escrow agent hereunder.

(c)

Effective upon the effective time of the withdrawal or removal of the Escrow Agent as  escrow  agent  hereunder,  any  successor  escrow  agent  appointed  by  iGambit  and  Duffy (which appointment  shall  be  made  in  writing  by  iGambit  and  Duffy  and  accepted  in  writing  by  such successor  escrow  agent)  shall  succeed  to  all  of  Escrow  Agent’s  rights  and  obligations  as  escrow agent  hereunder  and  from  and  after  such  time  shall  be  the  “Escrow  Agent”  hereunder  for  all purposes hereunder (provided that, notwithstanding anything else, no successor escrow agent shall act  in  concurrent  roles  as  the  attorney for  any party hereunder and  as  the  escrow agent  hereunder unless iGambit and Duffy agree in writing to such concurrent roles).

9.

Successors and  Assigns.   This Agreement and the rights of the parties hereunder shall be binding  upon  and  shall  inure  to  the  benefit  of  the  parties  hereto,  and  their  heirs,  personal representatives, successors and assigns.

10.

Electronic Signatures; Counterparts.  Facsimile transmissions or scanned and then emailed transmissions  of  any  executed  original  document  or  retransmission  of  any  executed  facsimile  or scanned  and  emailed  transmission  shall  be  deemed  to  be  the  same  as  the  delivery of  an  executed original (collectively, “Electronic Signatures”).  At the request of any party hereto, the other parties hereto  shall  confirm  transmissions  of  the  Electronic  Signatures  by  executing  duplicate  original

documents  and  delivering  the  same  to  the  requesting  party  or  parties.   This  Agreement  may  be

executed in any number of counterparts and by the parties hereto in separate counterparts, each of which  when  so  executed  shall  be  deemed  to  be  an  original  and  all  of  which  taken  together  shall constitute one and the same agreement.

11.

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of Flordia, without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida.

12.

Severability.     In   case   any  provision   of   this   Agreement   shall   be   invalid,   illegal   or

unenforceable, it shall, to the extent possible, be modified in such manner as to be valid, legal and

enforceable  but  so  as  most  nearly  to  retain  the  intent  of  the  parties.   If  such  modification  is  not

possible, such provision shall be severed from this Agreement.  In either case the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

[Intentionally Left Blank – Signature Page(s) Follows]

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[Signature Page to the Escrow Agreement]

IN WITNESS WHEREOF, this Agreement has been executed as of the day, month and year first above written.

IGX GLOBAL INC.

By:________________________

Name:

Title:

________________________

Thomas Duffy

IGXGLOBAL CORP.

By:________________________

Name:

Title:

IGAMBIT INC.

By:________________________

Name:

Title:

ROETZEL & ANDRESS

By:________________________

Name:

Title:

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